Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Press Release related to the Third Quarter Financial Statements Report of Biomira Inc.(the “Company”) on Form 6-K for the period ending Signature 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, T. Alexander McPherson, M.D., PhD., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ T. Alexander McPherson

T. Alexander McPherson, M.D., PhD.
President and Chief Executive Officer
November 4, 2003